--------------------------------------------------------------------------------
                                LEND LEASE FUNDS:

                   LEND LEASE U.S. REAL ESTATE SECURITIES FUND
                 LEND LEASE EUROPEAN REAL ESTATE SECURITIES FUND

                                  ANNUAL REPORT

                                JANUARY 31, 2001



                                     (LOGO)
                                   LEND LEASE



       Shares of Lend Lease Funds are distributed by an independent third party, Sunstone Distribution Services, LLC.

--------------------------------------------------------------------------------

Dear Shareholder:                                               January 31, 2001

It is with great pleasure that I bring to you the first annual report of Lend Lease Funds. The end of the first fiscal year of Lend Lease Funds marks a significant milestone in our effort to bring the experience and expertise of Lend Lease Real Estate Investments to the retail investment market. I would like to take this opportunity to thank you for your investment in and continued support of Lend Lease Funds.

Lend Lease U.S. Real Estate Securities Fund, our initial offering which focuses on the domestic real estate securities market, was launched February 16, 2000. Since its inception, the Fund has had very solid performance. Through January 31, 2001, the Fund's total return is 31.66%1 for class Y and 31.33% for class K versus 31.67% for the Wilshire REIT Index2. For a more detailed discussion of the Fund's performance, please see the message from portfolio manager Michael Torres in this report.

With the introduction of Lend Lease European Real Estate Securities Fund on December 15, 2000, we bring to the investment community a complement to our domestic offering, the Lend Lease U.S. Real Estate Securities Fund. This offering truly embodies the global reach and presence of the Lend Lease family of companies. Lend Lease is the largest manager of real estate assets globally and we are proud to share our global real estate securities management expertise with the U.S. retail investor through the Lend Lease European Real Estate Securities Fund.

While we believe that there are many positive opportunities in both the U.S. REIT market as well as the European real estate securities market, it is worthwhile to note the possible risks involved with investing in these Funds. In addition to the normal risks associated with investing in equities in general, investments in these Funds are exposed to fluctuations in the real estate market and subject to the risks associated with investing in a single asset class. Additionally, the European Real Estate Securities Fund is exposed to the risks associated with foreign currency fluctuations and foreign markets.

As we diligently monitor the market and our universe of companies for positive and negative surprises, our experienced management teams will continue to employ the same disciplined and research driven approach to their investment management process. It has been our pleasure to serve you and we appreciate your loyalty to Lend Lease Funds. As always, if you have any questions or issues or you would like to make an additional purchase, you can call and talk to a shareholder services representative at 1-877-LND-LEAS (1-877-563-5327).

Sincerely,

Susan Lloyd-Hurwitz
President and Chairman


                Sunstone Distribution Services, LLC, Distributor

Not authorized for use unless preceded or accompanied by a current Lend Lease Funds prospectus.

----------
1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for each class will differ due to different expense structures. If the Funds' Adviser and Sub-Advisers had not limited Fund expenses, the Funds' returns would have been lower.

2 The Wilshire REIT Index is an unmanaged market capitalization weighted index of U.S. publicly traded real estate investment trusts (REITs) representing a variety of property types. It is not possible to invest in an index.

LEND LEASE U.S. REAL ESTATE SECURITIES FUND

A message from your portfolio manager:

We are delighted to provide you with our first annual report for the fiscal year ended January 31, 2001. Since inception (February 16, 2000), the Class K shares of the Lend Lease U. S. Real Estate Securities Fund (the "Fund") gained 31.33% vs. gains of 31.67% and 28.14% respectively, for the Wilshire REIT Index and the Lipper Real Estate Fund Index.1 More impressive were the Fund's results relative to the S&P 500(R) Index, which declined -1.50% over the same period.2

Real estate securities had a solid year along with other value-style equity products and sectors, as investors became more defensive in light of higher energy costs, rising interest rates and a probable economic slowdown on the horizon. The defensive tone throughout the capital markets was a strong positive for owners of REITs and therefore for the Fund. Yes, demand for space will be tempered in this environment, but, likewise, we believe that new supply will moderate, which could solidify the competitive position of existing well-located buildings.

The Fund's goal is to provide shareholders with a core commercial real estate exposure by investing in a portfolio of REITs diversified across the major property types including office, industrial, retail and apartments. This strategy served the Fund well over the past year, despite the fact that the Fund had no exposure to the single best performing property type, hotels. We believe the performance of REITs focused on the hotel sector reflects more the fortunes of the underlying hotels' operating businesses than the value of their underlying real estate and that under these circumstances this sector is not appropriate for the Fund. On the other hand, under-weighting combined with selective stock picking in the shopping center sector served the Fund well as high profile tenant bankruptcies, store closures and weakening consumer spending exposed risks in the retail environment.3

The Fund's return for the year was driven primarily by security selection. From a sector selection standpoint, the regional retail and apartment sectors were strong performing sectors in which the Fund was well positioned, while the absence of any hotel holdings held the Fund back. Several of our holdings provided returns in excess of 50% during the fiscal year. They were: Urban Shopping Centers (+79.55%), Essex Property Trust (+58.15%), and Carr America (+51.90%). In each instance, the company is very focused in their respective property sector and has developed a strategy to increase their underlying net asset value. Interestingly, four hotel companies also provided returns above 50%, which resulted primarily from low valuations coming into the year.

Over the course of the year the Fund became slightly more concentrated due to the removal of two key holdings from our investment universe. In February 2000, Cornerstone Properties was purchased by Equity Office Properties, thus increasing our exposure to this national office company. Equity Office Properties remains our largest holding as of January 31, 2001. In September 2000, we were truly rewarded when Urban Shopping Centers agreed to be purchased by Rodamco North America N.V., a European concern, at a substantial premium to the market price of the shares.4 In both instances, we believed that the companies were trading at attractive discounts to their private market valuations and the transactions confirmed this assessment.

We systematically reduced our exposure to retail over the last six months of the fiscal year despite the low valuations within this sector. This shift has been somewhat contrarian as several Wall Street analysts recently recommended regional retail as a defensive valuation play. We believe fundamentals within the retail sector remain weak and do not agree with these analysts who are making a sector rotation call away from the office and apartment sectors to make room for retail. We believe that REITs in both the office and apartment sectors offer compelling valuations and attractive dividend yields. Many of our office holdings have anticipated an economic slowdown and have responded either by accelerating lease renewals or by extending lease maturities to lock in attractive rental rates.

We believe the U.S. real estate markets are well positioned in the face of an economic slowdown. We continue to witness prudence and discipline in the real estate capital markets and low levels of default on real estate loans. This has translated into further investor caution and has slowed asset transactions, which in turn has eroded valuations modestly. Yet, as interest rates trend down, we expect REITs to opportunistically acquire assets at attractive prices after several years of pruning their portfolios. As always, we closely monitor each company's valuation relative to underlying net asset value and strive to structure the Fund to capture the appropriate level of risk/reward based on this comparison.


Michael A. Torres
President, Lend Lease Rosen Real Estate Securities LLC


----------
1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class K and Class Y shares will differ due to differences in class expenses. If the Fund's Adviser and Sub-Adviser had not limited Fund expenses, the Fund's returns would have been lower. Please see page 5 for more complete performance information.
2 The Wilshire REIT Index is an unmanaged market capitalization weighted index of U.S. publicly traded real estate investment trusts (REITS) representing a variety of property taxes. The Lipper Real Estate Fund Index (provide definition). The H&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. It is not possible to invest in an index.
3 There are certain risks inherent in investing in REITs , such as risks associated with the real estate industry, liquidity, and small market capitalizations.
4 As of January 31, 2001, Essex Property Trust comprised 1.6% of the Fund; Carr America comprised 1.3% of the Fund, and Equity Office Properties comprised 9.3% of the Fund. Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as a recommendation by the Fund, its Adviser, Sub-Adviser or Distributor.

                Sunstone Distribution Services, LLC, Distributor

LEND LEASE EUROPEAN REAL ESTATE SECURITIES FUND

A message from your portfolio managers:

The much anticipated launch of the Lend Lease European Real Estate Securities Fund (the "Fund") occurred December 15, 2000, which was just six weeks prior to the fiscal year-end.

During this period we have seen a positive European real estate market which enabled us to begin our buying program for the Fund. Our focus has been on buying securities that meet our total rate of return expectations and on providing the Fund with a sufficient level of diversification. Rising prices in the European real estate securities market during the initial six-week period have lifted the valuation of our early holdings on average and led to a return of 2.26% (Class K) versus a 3.78% return by the Europe sub-index of the Salomon Smith Barney World Equity Property Index.1 The under-performance versus the benchmark was primarily due to a relatively large cash position on January 31, 2001 by virtue of the Fund's recent commencement of operations.2 Please keep in mind that there are certain risks associated with investing in real estate securities and foreign securities, such as sensitivity to changes in real estate values, property taxes, interest rates, foreign currency exchange rate fluctuations and political, economic or social instability.

Looking ahead, in the short-term, we will continue to look for the best values in the European real estate securities market. In the long-term, we will focus on managing the portfolio to its objective of total return from both dividends and growth from the securities we select.


Joseph Houlihan and Gerios Rovers
Lend Lease Houlihan Rovers S.A.

                 LEND LEASE EUROPEAN REAL ESTATE SECURITIES FUND
               CUMULATIVE TOTAL RETURNS SINCE INCEPTION (12/15/00)

                                           As of                     As of
                                     December 31, 2000         January 31, 2001
                                     -----------------         ----------------

   Lend Lease European Real Estate         0.20%                     1.80%
     Securities Fund - Class Y
   Lend Lease European Real Estate         0.26%                     2.26%
     Securities Fund - Class K

----------

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class K and Class Y shares will differ due to differences in class expense. If the Fund's Adviser and Sub-Adviser had not limited Fund expenses, the Fund's returns would have been lower.
2 The Europe Sub-Index of the Salomon Smith Barney World Equity
Property Index is an unmanaged securities index designed to measure the performance of publicly traded European real estate companies. The composition of the Europe Sub-Index is determined by Salomon Smith Barney Incorporated and includes real estate companies representing a variety of property types. It is not possible to invest in the Salomon Smith Barney World Equity Property Europe Sub-Index.

                Sunstone Distribution Services, LLC, Distributor

                         GROWTH OF A $10,000 INVESTMENT

                   LEND LEASE U.S. REAL ESTATE SECURITIES FUND

             Lend Lease U.S. Real Estate      S&P 500      Wilshire Real Estate
              Securities Fund, Class K         Index      Investment Trust Index
Date

02/16/2000             10,000                 10,000            10,000
02/29/2000             10,020                  9,751             9,957
03/31/2000             10,500                 10,705            10,351
04/30/2000             11,200                 10,383            11,085
05/31/2000             11,380                 10,170            11,227
06/30/2000             11,778                 10,421            11,511
07/31/2000             12,858                 10,258            12,594
08/31/2000             12,338                 10,895            12,122
09/30/2000             12,898                 10,320            12,587
10/31/2000             12,229                 10,276            12,049
11/30/2000             12,517                  9,466            12,299


             Lend Lease U.S. Real Estate      S&P 500      Wilshire Real Estate
              Securities Fund, Class Y         Index      Investment Trust Index
Date

02/16/2000             10,000                 10,000            10,000
02/29/2000             10,020                  9,751             9,957
03/31/2000             10,500                 10,705            10,351
04/30/2000             11,210                 10,383            11,085
05/31/2000             11,380                 10,170            11,227
06/30/2000             11,782                 10,421            11,511
07/31/2000             12,864                 10,258            12,594
08/31/2000             12,353                 10,895            12,122
09/30/2000             12,917                 10,320            12,587
10/31/2000             12,257                 10,276            12,049
11/30/2000             12,546                  9,466            12,299
12/31/2000             13,357                  9,512            13,170
01/31/2000             13,166                  9,850            13,167


                   LEND LEASE U.S. REAL ESTATE SECURITIES FUND
               CUMULATIVE TOTAL RETURNS SINCE INCEPTION (2/16/00)



                                              As of                           As of
                                        December 31, 2000                January 31, 2001
                                 -------------------------------    --------------------------

Lend Lease U.S. Real Estate                 33.57%                           31.66%
  Securities Fund - Class Y
Lend Lease U.S. Real Estate                 33.32%                           31.33%
  Securities Fund - Class K
Wilshire Real Estate Investment             31.70%                           31.67%
  Trust Index
S&P 500 Index                              (4.88)%                          (1.50)%


The line graphs shown above for the U.S. Fund assume an initial investment of $10,000 made after the close of business on 2/16/00 (the Fund's inception date). The line graphs and cumulative total returns assumed the reinvestment of all dividends and distributions. If the Fund's Adviser and Sub-Adviser had not limited Fund expenses, the Fund's returns would have been lower. Past performance, particularly for periods of less than one year, is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.


The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Wilshire REIT Index is an unmanaged index of approximately 100 selected securities which measures the performance of U.S. publicly traded Real Estate Investment Trusts.

                  LEND LEASE U.S. REAL ESTATE SECURITIES FUND

 SCHEDULE OF INVESTMENTS
 JANUARY 31, 2001


   Number
 of Shares                                                         Value
-----------                                                       -------
                    COMMON STOCKS                 99.3%

                    APARTMENTS                    29.1%
 4,210                   Apartment Investment & Management        $194,081
                         Co.
13,310                   Archstone Communities Trust               334,081
17,840                   AvalonBay Communities, Inc.               866,846
 4,550                   BRE Properties, Inc.                      136,136
 5,620                   Camden Property Trust                     186,865
 2,390                   Charles E. Smith Residential              111,135
16,080                   Equity Residential Properties Trust       842,270
 3,760                   Essex Property Trust, Inc.                194,580
 5,520                   Gables Residential Trust                  153,235
 4,380                   Home Properties of New York, Inc.         119,136
 6,000                   Post Properties, Inc.                     229,440
 3,930                   Summit Properties, Inc.                    95,224
13,880                   United Dominion Realty Trust, Inc.        152,958
                                                                 ---------
                                                                 3,615,987
                                                                 ---------

                    DIVERSIFIED/SPECIALTY          6.4%
 2,360                   Colonial Properties Trust                  64,452
 5,580                   Cousins Properties, Inc.                  150,939
 1,680                   Glenborough Realty Trust, Inc.             31,601
14,940                   Vornado Realty Trust                      543,816
                                                                 ---------
                                                                   790,808
                                                                 ---------

                    INDUSTRIAL                    11.4%
14,800                   AMB Property Corp.                        364,820
 3,080                   Cabot Industrial Trust                     60,522
 4,360                   CenterPoint Properties Corp.              200,647
 9,960                   Duke-Weeks Realty Corp.                   248,801
 2,090                   Koger Equity, Inc.                         31,747
 8,170                   Liberty Property Trust                    221,816
13,080                   ProLogis Industrial Trust                 292,338
                                                                 ---------
                                                                 1,420,691
                                                                 ---------

                    RETAIL - LOCAL                 4.7%
 6,530                   Developers Diversified Realty Corp.        89,722
 5,630                   Federal Realty Investment Trust           111,024
 4,110                   Kimco Realty Corp.                        180,635
 4,950                   Regency Realty Corp.                      120,038
 2,080                   Weingarten Realty Investors                86,840
                                                                 ---------
                                                                   588,259
                                                                 ---------

                  LEND LEASE U.S. REAL ESTATE SECURITIES FUND

 JANUARY 31, 2001


   Number
 of Shares                                                         Value
-----------                                                      --------
                    RETAIL - REGIONAL             11.8%
 3,910                   CBL & Associates Properties, Inc.        $106,547
 6,420                   General Growth Properties, Inc.           244,024
 8,970                   The Macerich Company                      186,666
 2,230                   Pan Pacific Retail Properties, Inc.        50,130
 6,730                   The Rouse Company                         181,643
19,800                   Simon Property Group, Inc.                521,334
11,520                   Westfield America, Inc.                   168,998
                                                                 ---------
                                                                 1,459,342
                                                                 ---------

                    OFFICE                        35.9%
 3,500                   Alexandria Real Estate Equities, Inc.     125,650
15,610                   Arden Realty Trust, Inc.                  374,640
12,600                   Boston Properties, Inc.                   511,560
 5,790                   Brandywine Realty Trust                   119,274
 5,490                   CarrAmerica Realty Corp.                  165,523
 6,410                   Cresent Real Estate Equities, Co.         144,033
37,870                   Equity Office Properties Trust          1,155,035
 6,950                   Highwoods Properties, Inc.                180,005
 4,420                   Kilroy Realty Corp.                       117,572
 7,870                   Mack-Cali Realty Corp.                    216,110
 8,970                   Prentiss Property Trust                   222,635
 6,150                   Reckson Associates Realty Corp.           148,215
11,460                   SL Green Realty Corp.                     320,192
12,110                   Spieker Properties, Inc.                  649,096
                                                                 ---------
                                                                 4,449,540
                                                                 ---------

                         TOTAL COMMON STOCKS (COST $11,583,498)  12,324,627
                                                                 ----------
 Principal
   Amount

      $90,997       SHORT-TERM INVESTMENTS         0.7%
                         Wilmington Tax Exempt Money
                          Market Fund                               90,997
                                                                 ---------


                    TOTAL SHORT-TERM INVESTMENTS (COST $90,997)     90,997
                                                                 ---------

                    TOTAL INVESTMENTS (COST $11,674,495)        12,415,624


                    LIABILITIES LESS OTHER ASSETS  0.00%            (1,855)
                                                                 ---------

                    NET ASSETS                   100.00%       $12,413,769
                                                               ===========


    See notes to financial statements.

                LEND LEASE EUROPEAN REAL ESTATE SECURITIES FUND

 SCHEDULE OF INVESTMENTS
 JANUARY 31, 2001


   Number
 of Shares                                                          Value
----------                                                        --------
                    COMMON STOCKS                 59.4%

                    FINLAND                        2.2%
 60,000                  Spondan  Oyi                             $225,962
                                                                 ---------


                    FRANCE                         9.3%
  9,000                  Accor SA                                  411,754
  2,772                  Klepierre                                 262,147
 10,000                  Societe Fonciere Lyonnaise                274,317
                                                                 ---------
                                                                   948,218
                                                                 ---------
                    GERMANY                        7.3%
  2,000                  Apcoa Parking AG                          141,343
 24,500                  IVG Holding AG                            301,864
 15,000                  WCM Beteiligungs & Grundbesitz            298,494
                                                                 ---------
                                                                   741,701
                                                                 ---------

                    SPAIN                          4.0%
 38,295                  Inmobiliaria Urbis SA                     172,709
 35,273                  Vallehermoso, S.A.                        240,751
                                                                 ---------
                                                                   413,460


                    Sweden                         8.0%
 30,000                  Castellum AB                              327,353
 20,000                  Drott AB-B SHS                            249,711
  1,000                  Tornet Fastighets AB Tornet                15,738
160,000                  Wihlborgs Fastigheter AB-B                229,986
                                                                 ---------
                                                                   822,788
                                                                 ---------

                    UNITED KINGDOM                28.6%
 60,000                  British Land Company plc                  437,463
 80,000                  Chelsfield plc                            420,807
175,000                  Delancey Estates plc                      283,314
 50,000                  Development Securities plc                246,932
 60,000                  Hammerson plc                             431,765
 50,000                  Land Securities plc                       669,199
 70,000                  Slough Estates plc                        438,778
                                                                 ---------
                                                                 2,928,258
                                                                 ---------

                    TOTAL COMMON STOCKS (COST $5,887,655)        6,080,387
                                                                 ---------

                LEND LEASE EUROPEAN REAL ESTATE SECURITIES FUND

 JANUARY 31, 2001

 Principal
   Amount
----------
                    Short-Term Investments        54.6%         $1,597,516
1,597,516           - United States
                         UMB Bank Money Market

4,000,000            U.S. Treasury Bill 2/1/01                   4,000,000
                                                                 ---------

                    Total Short-Term Investments
                      (cost $5,597,516)                          5,597,516
                                                                 ---------

                    Total Investments
                      (cost $11,485,171)          114.0%        11,677,903

                    Liabilities less Other Assets (14.0%)       (1,436,698)
                                                                 ---------

                    NET ASSETS                   100.0%        $10,241,205
                                                               ===========


              Lend Lease European Real Estate Securities Portfolio
                  country composition as of January 31, 2001:

                          COUNTRY                          %
                          ------------------------------------
                          FINLAND                         2.2%
                          FRANCE                          9.3%
                          GERMANY                         7.3%
                          SPAIN                           4.0%
                          SWEDEN                          8.0%
                          UNITED KINGDOM                 28.6%


 Schedule of Foreign Currency Contracts
                                                                Unrealized
       January 31,2001                   Cost        Value      Gain (Loss)


      British Pound Currency Forward     $846,255    $846,487         $234
      Euro Currency Forward               528,242     529,116          874
      Swedish Krona Currency Forward       77,406      77,235         (171)
                                       ----------  ----------   ----------
                                       $1,451,903  $1,452,838         $937
                                       ==========  ==========   ==========

                       See notes to financial statements.

LEND LEASE FUNDS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2001


                                                     LEND LEASE U.S. REAL            LEND LEASE EUROPEAN
ASSETS:                                             ESTATE SECURITIES FUND      REAL ESTATE SECURITIES FUND
                                                    ----------------------      --------------------------
              Investments, at value
                          (Cost $11,674,495
                          and $11,485,171
                          respectively)            $12,415,624                        $11,677,903
              Receivable for open foreign
              currency exchange contracts                    -                                937
              Cash                                      19,736                                  -
              Interest and dividends receivable         35,186                             28,701
              Receivable from Advisor                        -                             43,843
              Prepaid expenses and other assets         26,254                             33,456
                                                    ----------                         ----------

              Total Assets                          12,496,800                         11,784,840
                                                    ----------                         ----------

LIABILITIES:
              Accrued distribution fees                  9,299                              3,096
              Accrued investment advisory fees           5,797                                  -
              Payable for securities purchased           3,502                          1,447,830
              Payable to custodian                           -                             18,688
              Other accrued expenses                    64,433                             74,021
                                                    ----------                         ----------

              Total Liabilities                         83,031                          1,543,635
                                                    ----------                         ----------

NET ASSETS                                         $12,413,769                        $10,241,205
                                                    ==========                         ==========
NET ASSETS CONSIST OF:
              Paid-in-capital                      $11,611,081                         $9,991,009
              Undistributed net investment income       14,722                             61,614
              Accumulated undistributed net             46,837                                  -
              realized gain on investments
              Net unrealized appreciation on
              investments                              741,129                            222,589
              Net unrealized depreciation on
              translation of assets
              and liabilities in
              foreign currencies                             -                           (34,007)
                                                    ----------                         ----------

NET ASSETS                                         $12,413,769                        $10,241,205
                                                   ===========                         ==========

SHARES OUTSTANDING, $0.0001 par value,
              (Unlimited shares authorized)
              Class K                                  934,570                          1,003,053
              Class Y                                   55,400                                 78

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
              Class K                                   $12.55                             $10.21
              Class Y                                   $12.40                             $10.18


 See notes to financial statements.

                                LEND LEASE FUNDS


STATEMENT OF OPERATIONS


      PERIOD ENDED JANUARY 31, 2001              LEND LEASE U.S. REAL          LEND LEASE EUROPEAN
                                               ESTATE SECURITIES FUND*   REAL ESTATE SECURITIES FUND**
                                               -----------------------   -----------------------------
INVESTMENT INCOME:
              Dividends (Net of withholding taxes     $260,565                             $3,942
              of $0 and $690, respectively)
              Interest                                  12,710                             50,234
                                                     ---------                          ---------

              Total Investment Income                  273,275                             54,176
                                                     ---------                          ---------
EXPENSES:
              Professional fees                        151,142                            112,257
              Administration and accounting fees        52,618                              7,023
              Federal and state registration            50,256                              6,516
              Investment advisory fees                  34,504                              9,905
              Reports to shareholders                   27,089                              5,835
              Shareholder servicing fees                18,965                              3,900
              Trustees' fees and expenses               10,223                              1,642
              Distribution fees                          9,299                              3,095
              Custody fees                               7,090                              4,000
              Miscellaneous costs                       47,137                              5,665
                                                     ---------                          ---------

              Total expenses before waiver and
              reimbursement of expenses                408,323                            159,838

              Less:  Waiver and reimbursement of
              expenses                                (356,073)                         (142,504)
                                                     ---------                          ---------

              Net Expenses                              52,250                             17,334
                                                     ---------                          ---------

NET INVESTMENT INCOME                                  221,025                             36,842
                                                     ---------                          ---------

REALIZED AND UNREALIZED GAIN:
              Net realized gain on investments          70,988                                  -
              Change in unrealized appreciation        741,129                            222,589
              on investments
              Change in unrealized depreciation
              on foreign currency                            -                           (34,007)
                                                     ---------                          ---------
              Net Gain on Investments                  812,117                            188,582
                                                     ---------                          ---------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                           $1,033,142                           $225,424
                                                    ==========                          =========

*Commenced operations on February 16, 2000
**Commenced operations on December 15, 2000
 See notes to financial statements.


                                LEND LEASE FUNDS

STATEMENT OF CHANGES IN NET ASSETS


    PERIOD ENDED JANUARY 31, 2001                        LEND LEASE U.S. REAL     LEND LEASE EUROPEAN REAL
                                                       ESTATE SECURITIES FUND*     ESTATE SECURITIES FUND**
                                                       -----------------------    -------------------------
OPERATIONS:
              Net investment income                               $221,025                   $36,842
              Net realized gain on investments                      70,988                         -
              Change in unrealized appreciation on investments     741,129                   222,589
              Change in unrealized depreciation on foreign
              currency                                                   -                   (34,007)
                                                                ----------                ----------
              Net increase in net assets resulting from
              operations                                         1,033,142                   225,424
                                                                ----------                ----------

CAPITAL SHARE TRANSACTIONS:
              Proceeds from sale of shares                      11,280,644                10,015,781
              Shares issued to shareholders in reinvestment
              of dividends                                         253,809                    15,555
                                                                ----------                ----------
                                                                11,534,453                10,031,336
                                                                ----------                ----------
              Payments for shares redeemed                             (10)                        -
                                                                ----------                ----------

              Net increase from capital share transactions      11,534,443                10,031,336
                                                                ----------                ----------

DIVIDENDS PAID FROM:
              Net investment income                               (229,665)                  (15,555)
              Net realized gains                                   (24,151)                        -
                                                                ----------                ----------
                                                                  (253,816)                  (15,555)

TOTAL INCREASE IN NET ASSETS                                    12,313,769                10,241,205

NET ASSETS:
              Beginning of period                                  100,000                         -
                                                                ----------                ----------
              End of period (includes undistributed net
                          investment income of $14,722, and
                          $61,614, respectively)               $12,413,769               $10,241,205
                                                               ===========               ===========

*Commenced operations on February 16, 2000
**Commenced operations on December 15, 2000
 See notes to financial statements.


                                LEND LEASE FUNDS

FINANCIAL HIGHLIGHTS


For a Fund Share Outstanding Throughout the Period.       LEND LEASE U.S. REAL ESTATE SECURITIES FUND
                                                          -------------------------------------------
                                                                   CLASS K              CLASS Y
                                                                   --------             -------
                                                                 PERIOD ENDED JANUARY 31, 2001(1)
                                                                 --------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $10.00                 $10.00

INCOME FROM INVESTMENT OPERATIONS:
              Net investment income                                   0.53                   0.66
              Net realized and unrealized gain on investments         2.58                   2.49
                                                                   -------                -------

              Total from investment operations                        3.11                   3.15
                                                                   -------                -------
 DISTRIBUTIONS TO SHAREHOLDERS:
              Dividends from net investment income                   (0.54)                 (0.72)
              Distributions from capital gains                       (0.02)                 (0.03)
                                                                   -------                -------

              Total distributions                                    (0.56)                 (0.75)
                                                                   -------                -------

NET ASSET VALUE, END OF PERIOD                                      $12.55                 $12.40
                                                                   =======                =======

TOTAL RETURN(2)                                                     31.33%                 31.66%

SUPPLEMENTAL DATA AND RATIOS:
              Net assets, end of period                        $11,727,066               $686,703
              Ratio of expenses to average net assets                1.25%                  0.97%
              Ratio of expenses before waivers to
                 average net assets                                  7.36%                 22.69%
              Ratio of net investment income to average net
              assets                                                 5.02%                  5.80%
              Ratio of net investment income before waivers
                to average net assets                              (1.09)%               (15.91)%
              Portfolio turnover rate(2)                               25%                    25%


                 (1) Commenced operations on February 16, 2000
                 (2) Not annualized

See notes to financial statements.

                                LEND LEASE FUNDS

FINANCIAL HIGHLIGHTS


For a Fund Share Outstanding Throughout the Period.       LEND LEASE EUROPEAN REAL ESTATE SECURITIES FUND
                                                          -----------------------------------------------
                                                                   CLASS K              CLASS Y
                                                                   --------             -------
                                                                PERIOD ENDED JANUARY 31, 2001(1)
                                                               --------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $10.00                 $10.00

INCOME FROM INVESTMENT OPERATIONS:
              Net investment income                                   0.04                      -
              Net realized and unrealized gain on investments         0.19                   0.18
                                                                   -------                -------

              Total from investment operations                        0.23                   0.18
                                                                   -------                -------
 DISTRIBUTIONS TO SHAREHOLDERS:
              Dividends from net investment income                   (0.02)                     -
              Distributions from capital gains                           -                      -
                                                                   -------                -------

              Total distributions                                    (0.02)                     -
                                                                   -------                -------

NET ASSET VALUE, END OF PERIOD                                      $10.21                 $10.18
                                                                   =======                =======

TOTAL RETURN(2)                                                      2.26%                  1.80%

SUPPLEMENTAL DATA AND RATIOS:
              Net assets, end of period                        $10,240,410                   $795
              Ratio of expenses to average net assets                1.40%                  1.10%
              Ratio of expenses before waivers to
                 average net assets                                  12.69%                     -
              Ratio of net investment income to average net
              assets                                                 0.99%                      -
              Ratio of net investment income before waivers
                to average net assets                              (8.31)%                      -
              Portfolio turnover rate(2)                                0%                     0%


                 (1) Commenced operations on December 15, 2000
                 (2) Not annualized

See notes to financial statements.

                                LEND LEASE FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 2001


1.     ORGANIZATION

       Lend Lease Funds (the "Trust") was organized on October 28, 1999 as a Delaware business trust registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust consists of two investment portfolios: Lend Lease U.S. Real Estate Securities Fund (the "US Fund") and Lend Lease European Real Estate Securities Fund (the "European Fund"). Each Fund is a non-diversified portfolio of the Trust and is authorized to issue three classes of shares: Class A, Class K and Class Y. Each Fund's share classes differ in terms of sales charges, fees and eligibility requirements. The US Fund's Class K and Class Y commenced operations on February 16, 2000 and the European Fund's Class K and Class Y commended operations on December 15, 2000. As of January 31, 2001, each Funds' Class K and Class Y shares are outstanding. Substantially all of the shares issued by each Fund are held by an affiliate of the Adviser.

2.     SIGNIFICANT ACCOUNTING POLICIES

       The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting policies generally accepted in the United States of America that require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

       INVESTMENT VALUATION - Equity securities for which market quotations are readily available are valued at the most recent closing price. If a closing price is not reported, equity securities for which reliable bid quotations are available are valued at the mean between bid and asked prices. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

       FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Foreign denominated assets may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

                                LEND LEASE FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 2001

       FOREIGN CURRENCY EXCHANGE CONTRACTS - Lend Lease European Real Estate Securities Fund may enter into foreign currency contracts for the purchase of a specific foreign currency at a fixed price on a future date in connection with the settlement of a transaction involving foreign currency denominated securities. At January 31, 2001, the Fund had $1,452,838 in foreign currency exchange contracts outstanding.

       FEDERAL INCOME TAXES - Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it of all or substantially all federal income tax liability.

       SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis and includes amortization of premium and accretion of discount on investments. Return of capital distributions from investments will decrease the cost of investment in the investment security and thus may impact unrealized appreciation or depreciation of the investment security.

       DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

       Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at January 31, 2001 reclassifications were recorded to decrease paid-in-capital by $23,362 and $40,327 and increase undistributed net investment income by the same amount for the U.S. Fund and the European Fund, respectively.

       EXPENSES - Each class of shares is charged for those expenses directly attributable to the class. Expenses that are not directly attributable to a class of shares are typically allocated among the classes in proportion to their relative net assets.

                                LEND LEASE FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 2001

3.       CAPITAL SHARE TRANSACTIONS

       Transactions in shares of the Funds for the period ended January 31, 2001 were as follows:


                                                                US FUND             EUROPEAN FUND
CLASS K SHARES:                                                  SHARES                 SHARES

                      Shares sold                                 917,911             1,001,496
                      Shares issued to holders in
                        reinvestment of dividends                  16,659                 1,557
                      Shares redeemed                                   -                     -
                                                                   ------              --------
                      Net increase                                934,570             1,003,053
                                                                  =======             =========

CLASS Y SHARES:

                      Shares sold                                52,200                    78
                      Shares issued to holders in
                        reinvestment of dividends                  3,201                 -
                      Shares redeemed                                 (1)                   -
                                                                 --------            --------
                      Net increase                                55,400                   78
                                                                  ------                   --

                      Net increase from capital share
                      transactions                               989,970            1,003,131
                                                                 =======            =========

4.     INVESTMENT TRANSACTIONS

       Purchases and sales of securities for U.S. Fund, excluding short-term investments, for the period ended January 31, 2001 were $12,608,390 and $1,095,880, respectively. Purchases of securities for the European Fund, excluding short-term investments, for the period ended January 31, 2001 was $5,887,655.

       At January 31, 2001, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $11,682,872 and $11,485,171 for the U.S. Fund and European Fund, respectively, were as follows:


                                                                             U.S. Fund             European Fund
                     Unrealized appreciation                                 $ 802,653               $  202,288
                     Unrealized depreciation                                  (69,901)                  (26,372)
                                                                               ------                    ------

                     Net unrealized appreciation on investments              $ 732,752               $   175,916
                                                                               =======                   =======

                                LEND LEASE FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 2001


5.     INVESTMENT ADVISORY AGREEMENT

       Each Fund has entered into an Investment Advisory Agreement with Lend Lease Real Estate Investments, Inc. (the "Adviser"). The Adviser has entered into a Sub-Advisory Agreement with Lend Lease Rosen Real Estate Securities, LLC (the "U.S. Sub-Adviser") which is responsible for the day to day management of the U.S. Fund's investment program. The Adviser has entered into a Sub-Advisory Agreement with Lend Lease Houlihan Rovers S.A. (the "European Sub-Adviser") which is responsible for the day to day management of the European Fund's investment program. Each Fund pays a fee based on the Fund's average daily net assets at the annual rate of 0.80% for the services provided by the Adviser and Sub-Adviser. The Adviser and the U.S. Sub-Adviser have contractually agreed to limit the annual operating expenses of Class K and Class Y shares of the U.S. Fund to 1.25% and 0.97%, respectively, and the Adviser and European Sub-Adviser have contractually agreed to limit the annual operating expenses of Class K and Class Y shares of the European Fund to 1.40% and 1.10%, respectively, through January 31, 2002, subject to later reimbursement by each Fund in certain circumstances. After January 31, 2002, the expense limitation may renew for annual periods under certain conditions. During the period ended January 31, 2001, the Adviser and U.S. Sub-Adviser waived investment advisory fees for the U.S. Fund of $34,504 and reimbursed the U.S. Fund $321,569 for other expenses. During the period ended January 31, 2001, the Adviser and European Sub-Adviser waived investment advisory fees for the European Fund of $9,905 and reimbursed the European Fund $132,599 for other expenses.

       Pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a plan of distribution for the Class K shares of the Funds (the "Plan") which permits each Fund to pay for certain expenses associated with the distribution of its Class K shares and for services provided to its Class K shareholders. Under the Plan each Fund's Class K shares may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of such class. During the periods ended January 31, 2001 the U.S. Fund incurred distribution expenses of $9,299 and the European Fund incurred distribution expenses of $3,095.

6.     INVESTMENT RISKS

       As an investor in real estate investment trusts and other public companies in the real estate industry, each Fund is subject to certain risks generally incidental to the development, ownership and management of real property. These risks include the cyclical nature of real estate markets; changes in general economic, business and credit conditions, including interest rate levels and availability of financing; applicable federal, state, and local regulations; changes in availability and cost of insurance; increases in the costs of labor and materials; material shortages; strikes; changes in market rental rates; competition for tenants; the bankruptcy or insolvency of tenants; and potential liability under environmental and other laws.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Lend Lease Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lend Lease U.S. Real Estate Securities Fund and Lend Lease European Real Estate Securities Fund (constituting Lend Lease Funds, hereafter referred to as the "Funds") at January 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
March 12, 2001

TRUSTEES                            Susan J. Lloyd-Hurwitz
                                    Hubbard R. Garber
                                    William J. Klipp
                                    Kevin Malone
                                    Michael A. Torres

INVESTMENT ADVISER                  LEND LEASE REAL ESTATE INVESTMENTS, INC.
                                    Monarch Tower
                                    3424 Peachtree Road N.E.
                                    Suite 800
                                    Atlanta, GA 30326

INVESTMENT SUB-ADVISERS             LEND LEASE ROSEN REAL ESTATE SECURITIES LLC
                US FUND             1995 University Avenue, Suite 550
                                    Berkeley, CA  94704

                EUROPEAN FUND       LEND LEASE HOULIHAN ROVERS S.A.
                                    Chausse de la Hulpe 166
                                    1170 Brussels, Belgium

ADMINISTRATOR AND                   SUNSTONE FINANCIAL GROUP, INC.
FUND ACCOUNTANT                     803 West Michigan Avenue, Suite A
                                    Milwaukee, Wisconsin 53233

CUSTODIAN                           UMB BANK, N.A.
                                    928 Grand Blvd.
                                    Kansas City, MO  64106

INDEPENDENT ACCOUNTANTS             PRICEWATERHOUSECOOPERS LLP
                                    333 Market Street
                                    San Francisco, CA  94105

LEGAL COUNSEL                       GOODWIN PROCTER LLP
                                    Exchange Place
                                    Boston, MA 02109

DISTRIBUTOR                         SUNSTONE DISTRIBUTION SERVICES, LLC
                                    803 West Michigan Avenue, Suite A
                                    Milwaukee, Wisconsin 53233

DIVIDEND-DISBURSING                 SUNSTONE FINANCIAL GROUP, INC.
AND TRANSFER AGENT                  c/o Lend Lease Funds
                                    803 West Michigan Avenue, Suite A
                                    Milwaukee, Wisconsin 53233

This report is submitted for the general information of shareholders of Lend Lease Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the each of Lend Lease U.S. Real Estate Securities Fund and Lend Lease European Real Estate Securities Fund. The Prospectus provides more complete information, including fees and expenses, the investment objectives, risks and operating policies of the Fund. Read the Prospectus carefully.
                                                                    LE 408 0301